IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date hereof.

PARADIGM HOLDINGS, INC.

By: /s/ Peter B. LaMontagne
Name: Peter B. LaMontagne
Title: President and Chief Executive Officer

Agreed to and accepted by:

Theresa Kleszewski:

/s/ Theresa Kleszewski

EXHIBIT A

SECURED PROMISSORY NOTE

US$4,000,000.00 **April 9, 2007**

FOR VALUE RECEIVED, the undersigned, **Paradigm Holdings, Inc.**, a Wyoming corporation (the "Company"), promises to pay to Theresa Kleszewski (the "Lender" and together with the Company, the "Parties" and each a "Party"), the principal sum of **Four Million Dollars (US$4,000,000.00)** plus interest at the annual rate of seven and three-quarters percent (7.75%) of the unpaid balance pursuant to the following terms:

WHEREAS, contemporaneously with the execution of this Secured Promissory Note (this "Note"), the Parties and the shareholder (the "Shareholder") of Trinity IMS, Inc. ("Trinity") are effecting the Closing pursuant to that certain Stock Purchase Agreement (the "SPA") pursuant to which the Company shall acquire from the Shareholder one hundred percent (100%) of the issued and outstanding capital stock of Trinity; and

WHEREAS, the Parties have agreed that, pursuant to the SPA, the Company shall deliver to the Lender this Note as the Closing Consideration (as such term is defined in the SPA).

NOW, THEREFORE, in consideration of the premises and mutual promises made in the SPA and in consideration of the representations, warranties and covenants therein contained, the Company agrees as follows:

1. **Amount of Note**. The principal amount of this Note shall be paid by the Company to the Lender as follows: (a) Five Hundred Thousand Dollars (US$500,000), less any Designated Professional Payments, shall be paid to the Lender within three (3) business days of the date hereof, and the Designated Professional Payments shall be paid as instructed by Lender; (b) One and One Half Million Dollars (US$1,500,000) (the "Second Amount") shall by paid to the Lender on June 30, 2007; and (c) the remainder amount (the "Remainder Amount") equal to Two Million Dollars (US$2,000,000) shall be paid to the Lender at the time described under Section 2 below. For purposes of the foregoing, "Designated Professional Payments" means payments designated by Lender as payments for invoices of attorneys and/or other professionals who have rendered services to Lender in connection with the SPA.

2. **Maturity**. The Remainder Amount of this Note plus any and all interest accrued hereon shall be due and payable on October 31, 2008 or as otherwise set forth herein.

3. **Methods of Payment.**

(a) Interest shall be paid in cash on a quarterly basis commencing **April 9, 2007** and shall be paid on the last business day of each subsequent calendar quarter.

(b) This Note may be voluntarily prepaid, without penalty or premium, in whole or in part, at any time and from time to time. Any prepayment must include all accrued interest on the principal being paid through the date of prepayment.

(c) All payments shall be made by wire transfer (to an account as designated by Lender) or by check, and shall be in immediately available funds. Receipt of a check shall not constitute payment hereunder until such check is fully and finally honored by the bank upon which it is drawn, and any wire transfer of funds shall not constitute payment until actually credited to such bank account of the Lender as the Lender may from time to time designate in writing.

4. **Waiver and Consent**. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

5. **Events of Default**. If the Company fails to cure any of the following events set forth in this Paragraph 5 within thirty (30) days of receiving written notice thereof from Lender, the uncured event shall constitute an event of default (a "Default") under the terms of this Note: (1) the failure to make when due any installment or other payment, whether of principal, interest, late charges or other authorized charges due under this Note; (2) the insolvency or inability of the Company to pay debts as they mature, or the application for the appointment of a receiver for the Company or the filing of a petition under any provision of the United States Bankruptcy Code or other insolvency law, statute or proceeding by or against the Company or any assignment for the benefit of creditors by or against the Company; (3) the Company or its agent commits fraud or makes a material misrepresentation at any time in connection with this Note. In the event of a Default, the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall become immediately due and payable without any further action on the part of the Lender, and the Lender shall be entitled to seek and institute any and all remedies available to it. In addition, in the event of a Default, the Company agrees to terminate Mr. Christian L. Kleszewski's employment (not for Cause and not in connection with a Change in Control) in accordance with Section 5.2.1 – "Termination by Executive" of that certain Executive Employment Agreement by and between the Company and Mr. Kleszewski dated as of April 9, 2007 (the "Employment Agreement"),. The failure of the Lender to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. After a Default by the Company hereunder, interest shall accrue on the outstanding amounts due hereunder until all such Defaults have been cured at a rate equal to twelve percent (12%) per annum, unless otherwise limited by law. In addition, the Company shall pay to the Lender a late charge equal to five percent (5%) of any amount currently due hereunder that is not received by the Lender within five (5) days after the date on which such amount is due; provided, however, that this provision shall not be construed to extend the due date for any amount required to be paid hereunder. The Lender shall have no obligation to accept any late payment not accompanied by such late charge. In addition, the Company shall pay all costs, fees and expenses (including court costs and attorneys' fees) incurred by the Lender in collecting or attempting to collect any amount that becomes due hereunder or in seeking legal advice with respect to such collection or a Default hereunder.

6. **Maximum Interest Rate**. In no event shall any agreed to or actual interest charged, reserved or taken by the Lender as consideration for this Note exceed the limits imposed by the laws of the State of Maryland or of any other jurisdiction whose laws are applied. In the event that the interest provisions of this Note shall result at any time or for any reason in

an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Lender in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Lender's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

7. **Condition Precedent**. This section intentionally left blank.

8. **Cancellation of Note**. Upon the repayment by the Company of all of its obligations hereunder to the Lender, including, without limitation, the face amount of this Note plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed cancelled and paid in full. Except as otherwise required by law or by the provisions of this Note, payments received by the Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

9. **Partial Stock Payment Option**.

(a) The Lender shall have the option to elect to receive as partial repayment of the Second Amount or the Remainder Amount up to a maximum of One Million Dollars ($1,000,000) of the principal amount of this Note in increments of One Hundred Thousand Dollars ($100,000), in the form of restricted shares of the Company's common stock, calculated based on the average closing price of the Company's common stock for the five trading days prior to the date of the issuance of the shares of Company common stock. Such payments of part or all of the Second Amount and/or the Remainder Amount in Shares, up to the maximum described above, shall be made at the election of the Lender and shall be restricted by a vesting period equal to the earlier of: (i) 18 months from the date of the issuance of the Shares or (ii) the occurrence of a Change of Control as defined in Section 6.1 of the Employment Agreement. Any remaining portion of the principal amount of this Note shall be paid to the Lender in cash.

(b) Piggy-back Registration Rights. Commencing on the date of the Note, and for a period of two (2) years thereafter, and subject to the terms and conditions of this Agreement, the Company shall notify the holder of Registrable Securities (as defined below) in writing at least ten (10) days prior to the filing of any registration statement under the 1933 Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding any registration statement relating to any (i) employee benefit plan, (ii) with respect to any corporate reorganization or other transaction under Rule 145 of the 1933 Act), or (iii) any financing transaction and will afford each such holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such holder. Each holder of Registrable Securities desiring to include in any such registration statement, all or part of the Registrable Securities held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities held by such holder. If a holder decides not to include all of its Registrable Securities in the registration statement thereafter filed

by the Company, such holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. "Registrable Securities" means the Company Shares issuable to the Shareholder pursuant to the Note.

10. **Severability.** If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

11. **Amendment and Waiver.** This Note may be amended, provided that any such amendment will be binding on a Party hereto only if such amendment or waiver is set forth in a writing executed by all of the Parties. Any provision of this Note may be waived by the Lender, provided that such waiver will be effective only if set forth in a writing executed by the Lender. The waiver by the Lender of a breach of any provision of this Note or of a Default shall not operate or be construed as a waiver of any other breach or Default.

12. **Successors.** Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the Parties hereto and their permitted successors and assigns.

13. **Assignment.** Either Party may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

14. **Further Assurances.** Each Party hereto will execute all documents and take such other actions as the other Party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

15. **Notices, Consents, Etc.** Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (c) upon receipt after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Paradigm Holdings, Inc.
9715 Key West Avenue, Third Floor
Rockville, MD 20850
Attention: Peter B. LaMontagne, President & Chief Executive Officer
Telephone: (301) 468-1200
Facsimile: (301) 468-1201

With a copy to:

Kirkpatrick & Lockhart Nicholson Graham LLP
201 South Biscayne Blvd. – Suite 2000
Miami, FL 33131-2399
Attention: Clayton E. Parker, Esq.
Telephone: (305) 539-3300
Facsimile: (305) 358-7095

If to the Lender:

Theresa Kleszewski
322 Justina Dr.
Oceanside, California 92057

With a copy to:

Gregory S. Feis, Esq.
Law Offices of Gregory S. Feis
3 Bethesda Metro Center, Suite 200
Bethesda, MD 20814
Facsimile: (202) 318-4318

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient Party has specified by written notice given to each other Party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (c) provided by a nationally recognized overnight delivery service, shall be evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (a), (b) or (c) above, respectively.

16. **Remedies, Other Obligations, Breaches.** The Lender's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Lender under this Note, at law or in equity, and no remedy of the Lender contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Lender's right to pursue actual damages for any failure by the Company to comply with the terms of this Note.

17. **Governing Law; Jurisdiction.** All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Maryland, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Maryland or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Maryland.

18. **No Inconsistent Agreements.** Neither of the Parties hereto will hereafter enter into any agreement which is inconsistent with the rights granted to the Parties in this Note.

19. **Third Parties.** Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

20. **WAIVER OF JURY TRIAL.** AS A MATERIAL INDUCEMENT FOR THE LENDER TO LEND TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS NOTE AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

21. **Entire Agreement.** This Note (including the recitals and the documents identified herein) sets forth the entire understanding of the Parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any Party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the Parties hereto.

[Signature Page to Follow]